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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2003



                     INTERNATIONAL SPECIALTY HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                       333-82822               22-3807354
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification Number)

                        300 DELAWARE AVENUE, SUITE 303
                          WILMINGTON, DELAWARE 19801
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5715

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Item 7. Financial Statements and Exhibits.

   (c)  Exhibits

Exhibit Number             Description

   99 News release issued April 30, 2003 regarding results of operations for the quarterly period ended
                           March 30, 2003.

Item 9. Regulation FD Disclosure.

            We are furnishing under this Item 9 the information furnished under
Item 12 hereof in accordance with the interim guidance provided by the United States Securities and Exchange Commission ("Commission") in Release No. 33-8216.

Item 12. Results of Operations and Financial Condition.

         Incorporated by reference is a news release issued by us on April 30, 2003, regarding results of operations for the quarterly period ended March 30, 2003 attached hereto as Exhibit 99.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. We use non-GAAP financial measures to eliminate the effect of certain other operating gains and charges on reported operating income. The non-GAAP financial measures are provided to assist the reader in better understanding our operational performance. The non-GAAP financial measures included in our news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income or other measures of financial performance in accordance with generally accepted accounting principles.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  May 5, 2003               By:      /s/  Neal E. Murphy
                                           ---------------------------
                                  Name:    Neal E. Murphy
                                  Title:   Senior Vice President and
                                           Chief Financial Officer



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                                EXHIBIT INDEX


  Exhibit Number           Description
  --------------           -----------
       99                  News release issued April 30, 2003 regarding
                           results of operations for the quarterly period ended
                           March 30, 2003.